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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 22, 1997


                       PACIFIC RIM ENTERTAINMENT, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       Delaware                     0-22808                95-4374983
- -------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

     401 City Avenue, Suite 319
     Bala Cynwyd, Pennsylvania                          90403
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (610) 660-5755
                                                   ----------------

                                     N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 2: Acquisition or Disposition of Assets

     On August 21, 1997, the Company sold its entire right, title and interest in its partially completed Cliff Hanger series of film episodes to a French television production company for a cash payment of $2000,000. The sales price was fixed through arms length bargaining.





                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         Pacific Rim Entertainment, Inc.
                                         (Registrant)


                                         /s/ STEVEN ROSNER
                                         ----------------------
Date: September 8, 1997                      Steven Rosner
                                             President